TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-7969 – PremierSolutions State of Iowa Retirement Investors Club 403(b)

Supplement dated April 1, 2021 to your Prospectus

FUND NAME CHANGES

MASSMUTUAL SELECT FUNDS

Effective on May 1, 2021, the following name changes will be made to your Prospectus:

Current Name	New Name

MassMutual Select Blue Chip Growth Fund	MassMutual Blue Chip Growth Fund
MassMutual Select Small Cap Growth Equity Fund	MassMutual Small Cap Growth Equity Fund

As a result of the change, all references to the Current Names in your Prospectus will be deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.